THE EXCEPTIONATOR FUND
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

           Supplement dated March 26, 2008 to the Institutional Shares prospectus dated December 28, 2007.

This supplement is to be read in conjunction with the prospectus dated December 28, 2007. This supplement together with the prospectus constitutes a current prospectus.

The following replaces the fourth footnote to the fee table in the section titled "FEES AND EXPENSES" on page 2 of the prospectus:

      (4) The Fund may deduct $50 per year (billed quarterly) from your account if it has a value of less than $2,500. For more information, see "Small Accounts."

The following replaces the sub-section "Minimum Investments" in the section titled "PURCHASING SHARES" on page 11 of the prospectus:

      Minimum Investments - The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

The following replaces the sub-section "Small Accounts" in the section titled "ADDITIONAL INFORMATION" on page 14 of the prospectus:

      Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than $2,500. If you bring your account balance up to $2,500, no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE